UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 12, 2019 (September 11, 2019)

Citigroup Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

388 Greenwich, New York, New York		10013
(Address of principal executive offices)		(Zip Code)
(212)
559-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 formatted in Inline XBRL: See Exhibit 99.1.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR §
240.12b-2).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

CITIGROUP INC.
Current Report on Form
8-K
Item 5.03
Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
(a) On September 11, 2019, Citigroup Inc. filed a Certificate of Designations with the Secretary of State of the State of Delaware, establishing the designations, preferences, powers and rights of the shares of a new series of Citigroup preferred stock, 5.000% Fixed Rate / Floating Rate Noncumulative Preferred Stock, Series U. The Certificate of Designations amended Citigroup’s Restated Certificate of Incorporation, as amended, and was effective immediately on filing.
A copy of the Certificate of Designations is being filed as an exhibit to this Form
8-K
and is incorporated herein by reference in its entirety.
Item 9.01
Financial Statements and Exhibits.
(d)	Exhibits:

Exhibit No.	Description

1.1
Underwriting Agreement, dated September 5, 2019, among Citigroup Inc. and the underwriters named therein, relating to the offer and sale of Depositary Shares each representing a 1/25th interest in a share of 5.000% Fixed Rate / Floating Rate Noncumulative Preferred Stock, Series U, of Citigroup Inc.

3.1	Certificate of Designations of 5.000% Fixed Rate / Floating Rate Noncumulative Preferred Stock, Series U, of Citigroup Inc.

4.1
Deposit Agreement, dated September 12, 2019 among Citigroup Inc., Computershare Inc., a Delaware corporation, and its wholly-owned subsidiary Computershare Trust Company, N.A., a federally charted national association, jointly as Depositary, Computershare Trust Company N.A., as Registrar and Transfer Agent, and all holders from time to time of Receipts, Depositary Shares and the related 5.000% Fixed Rate / Floating Rate Noncumulative Preferred Stock, Series U of Citigroup Inc.

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

99.1	Citigroup Inc. securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 as of the filing date

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated September 12, 2019	CITIGROUP INC.

/s/ Barbara Politi

By: Barbara Politi
Assistant Secretary